FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT TIIIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of January 5, 2023 (the "Amendment Effective Date"), is entered into by and among TARSUS PHARMACEUTICALS, INC., a Delaware corporation, and each of its Subsidiaries joined hereafter from time to time pursuant to Section 7.13 of the Loan and Security Agreement (hereinafter collectively referred to as the "Borrower"), the several banks and other financial institutions or entities from time to time parties to this Agreement (each, a "Lender", and collectively, referred to as the "Lenders"), and HERCULES CAPITAL, INC., a Maryland corporation ("Hercules"), in its capacity as administrative agent and collateral agent for itself and the Lender (in such capacity, together with its successors and assigns in such capacity, "Agent"). The Borrower, the Lenders and Agent are parties to a Loan and Security Agreement dated as of February 2, 2022 (as amended, restated or modified from time to time, the "Loan and Security Agreement"). The Borrower has requested that Agent and Lenders agree to certain amendments to the Loan and Security Agreement. Agent and Lenders have agreed to such request, subject to the terms and conditions hereof. Accordingly, the parties hereto agree as follows: SECTIONl Definitions; Interpretation. (a) Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement. (b) Interpretation. The rules of interpretation set forth in Section 13.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference. SECTION 2 Amendments to the Loan and Security Agreement. (a) The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date: (i) New Definition. The Loan Agreement is hereby amended by adding the following defmition to Section 1.1 in its alphabetical order: ""First Amendment Date" means January 5, 2023." (ii) Amended and Restated Defmitions. The following definition under Section 1.1 is hereby amended and restated in its entirety as follows: as follows: ""Term Loan Interest Rate" means for any day a per annum rate of interest equal to the greater of either (i) the lesser of (x) the prime rate as reported in The Wall Street Journal plus 4.45% or (y) 11.45%, and (ii) 8.45%." (iii) Clause (ii) of Subsection (a) of Section 2.2 is hereby amended and restated in its entirety "(ii) Tranche 2. Subject to the terms and conditions of this Agreement and satisfaction of the Regulatory Milestone, on or prior to March 15, 2023, Borrower may request, and Lenders shall severally (and not jointly) make in an amount not to exceed their respective Tranche 2 Commitments, additional Term Loan Advances in minimum increments of $5,000,000 (or if less than $5,000,000 the remaining amount of Term Loan Advances available to be drawn pursuant to this Section 2.2(a)(ii)), provided that the aggregate principal amount of the Term Loan Advances made pursuant to this Section 2.2(a)(ii) shall not exceed $25,000,000 (such Term Loan Advances, the "Tranche 2 Advances"); provided that, in the event that Borrower shall have requested, and 1 Exhibit 10.18

[Signature Page to First Amendment to Loan and Security Agreement] AGENT: HERCULES CAPITAL, INC. By ______________________________________________ Name: Seth Meyer Title: Chief Financial Officer LENDER: HERCULES CAPITAL FUNDING TRUST 2022-1 By: Hercules Capital, Inc., its Administrator By ______________________________________________ Name: Seth Meyer Title: Chief Financial Officer HERCULES PRIVATE GLOBAL VENTURE GROWTH FUND I L.P. By: Hercules Adviser LLC, its Investment Advisor By: Name: Seth Meyer Title: Authorized Signatory HERCULES PRIVATE CREDIT FUND I L.P. By: Hercules Adviser LLC, its Investment Advisor By: Name: Seth Meyer Title: Authorized Signatory SILICON VALLEY BANK By: Name: Title: Kristine Rohmer Director